UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SPARTON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREOWNERS
To Our Shareowners:
Notice is hereby given that the Annual Meeting of Shareowners of Sparton Corporation will be held at the Walter F. Ehrnfelt Recreation & Senior Complex, 18100 Royalton Road, Strongsville, Ohio, on Wednesday, October 25, 2006, at 10:00 a.m., Local Time, for the following purposes:
(1)	To elect three directors each for a term of three years as set forth in the Proxy Statement.

(2)	Ratification of the appointment of the independent auditors for the Company.

(3)	To transact such other business as may properly come before the meeting or at any adjournments thereof.
Only holders of Common Stock of record at the close of business on September 15, 2006, are entitled to notice of and to vote at the meeting.
By Order of the Board of Directors
JOSEPH S. LERCZAK
Secretary
Jackson, Michigan
September 28, 2006
IMPORTANT
ALL SHAREOWNERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, OR USE OUR TELEPHONE OR INTERNET VOTING SYSTEM AS PROMPTLY AS POSSIBLE. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING. IF YOU ATTEND THE MEETING IN PERSON, THE PROXY WILL NOT BE USED IF YOU SO REQUEST BY REVOKING IT AS DESCRIBED IN THE PROXY STATEMENT.

SPARTON CORPORATION
2400 East Ganson Street
Jackson, Michigan 49202
PROXY STATEMENT
For the Annual Meeting of Shareowners to be held on October 25, 2006
SOLICITATION
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SPARTON CORPORATION, an Ohio corporation (the “Company”), of proxies for use at the 2006 Annual Meeting of Shareowners of the Company (the “Annual Meeting”) to be held at the Walter F. Ehrnfelt Recreation & Senior Complex, 18100 Royalton Road, Strongsville, Ohio, on Wednesday, October 25, 2006, at 10:00 a.m., Local Time, and at any and all adjournments thereof. The cost of solicitation will be paid by the Company. The Company has retained Morrow & Company, Inc. to assist in the solicitation of proxies at an estimated cost of $7,500, plus expenses, which will be paid by the Company. In addition, officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile or other means, without additional compensation. This Proxy Statement and the form of Proxy are expected to be mailed to shareowners the week of September 25, 2006.
At the meeting, the Company’s shareowners will act upon two proposals. The first proposal is the election of three directors, each to serve for a three-year term until the annual meeting held in the year 2009 or until their successors are qualified and elected. The second proposal is the ratification of the appointment of independent auditors. Both proposals are described in more detail in this Proxy Statement.
OUTSTANDING STOCK AND VOTING RIGHTS
In accordance with the Code of Regulations of the Company, the Board of Directors has fixed the close of business on September 15, 2006, as the record date for determination of shareowners entitled to notice of, and to vote at, the Annual Meeting. Only shareowners of record on that date will be entitled to vote. As of September 15, 2006, the record date for the Annual Meeting, the Company had outstanding 9,384,221 shares of Common Stock, each entitled to vote at the Annual Meeting. Votes cast at the meeting and votes submitted by proxy are counted by the inspectors of the election, who are appointed by the Company.
Voting by Proxy
If a shareowner is a corporation or partnership, the accompanying proxy card should be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title should be given and a certificate or other evidence of appointment should be furnished.
You can vote in one of four ways. You can vote by mail, you can authorize the voting of your shares over the Internet, you can authorize the voting of your shares by telephone or you can vote in person at the Annual Meeting.
If you choose to vote by mail, you may vote by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of the Company’s Board of Directors. If you choose to vote by mail, your duly signed proxy card must be received by 11:59 p.m., Central Standard Time, on October 24, 2006.
If you choose to vote by telephone or the Internet, instructions for a shareowner of record to vote by telephone or the Internet are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number that appears on the proxy card. These procedures, which comply with Ohio law, allow shareowners to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or the Internet, you do not have to mail in your proxy card, but your vote must be received by 11:59 p.m. Central Standard Time on October 23, 2006. Morrow & Company, Inc. may solicit your proxy up to the date and time of the meeting.
If you participate in the Company’s 401(k) Plan and hold shares in your plan account, you may give voting instructions as to the number of shares credited to your account as of the record date. Only the trustee of the 401(k) Plan may vote your plan shares. You may provide voting instructions to the plan trustee through any of the voting methods described above, except that you may not vote your plan shares in person at the Annual Meeting. Your voting instructions must be received before 11:59 p.m. Central Standard Time on October 23, 2006.
If you are not the record holder of the shares you own because they are held in “street name” by a bank or brokerage firm, your bank or brokerage firm is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. Under the rules of the New York Stock Exchange, if you do not give instructions to your bank or brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”.
Any proxy duly given pursuant to this solicitation may be revoked by the shareowner, at any time prior to voting, by written notice to the Secretary of the Company, by a later-dated proxy either signed and returned by mail or transmitted using the telephone or Internet voting procedures before the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Participants in the Company’s 401(k) Plan who hold shares in their plan account and desire to revoke their voting instructions must do so before 11:59 p.m. Central Standard Time on October 23, 2006.

Principal Shareowners
As of August 28, 2006, the persons named in the following table were known by management to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock:

	Amount and Nature
Name and Address of Beneficial Owner	of Beneficial Ownership		Percent of Class

Bradley O. Smith 6043 N. Gatehouse, SE Grand Rapids, Michigan 49546	1,244,723	(1)	13.3%

John J. Smith Trust 6043 N. Gatehouse, SE Grand Rapids, Michigan 49546	1,032,184	(2)	11.0

Lawndale Capital Management, Inc. 591 Redwood Highway, Suite 2345 Mill Valley, California 94941	712,960	(3)	7.6

Judith A. Sare 4302 Channel Drive Akron, Ohio 44319	555,218	(4)	5.9

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Fl. Santa Monica, California 90401	552,697	(5)	5.9

(1)	Includes 697,265 shares owned individually by Mr. Bradley O. Smith and 217,797 shares owned by Mr. Smith jointly with his wife, Sharon A. Smith. Also includes 316,185 shares held by the Lawson and Margaret Smith Irrevocable Trust, of which Mr. Smith is a beneficiary, and has sole voting and investment power and 13,476 shares owned by Mr. Smith’s wife, Sharon A. Smith. Does not include 42,553 shares which Mr. Smith has the right to acquire pursuant to options exercisable within 60 days, or the 1,032,184 shares owned by the John J. Smith Trust, discussed below, the voting and investment powers for which are shared by Mr. Smith as a co-trustee. Mr. Smith has served as a director of Sparton Corporation since 1998.

(2)	Bradley O. Smith is a co-trustee and a beneficiary of the John J. Smith Trust and shares voting and investment power over the shares held by the trust.

(3)	According to information in the Form 13D/A Report filed as of October 21, 2004, by Lawndale Capital Management, LLC (“Lawndale”), a registered investment advisor, Andrew E. Shapiro, the sole manager of Lawndale, and Diamond A. Partners, L.P., a fund managed by Lawndale, is deemed to have beneficial ownership of 712,960 shares of common stock, which has been adjusted to include stock issued pursuant to the 5% common stock dividends distributed on December 15, 2004 and January 13, 2006. Does not include the 1,214 shares owned by Mr. Shapiro, also adjusted for the 5% common stock dividends. The 7.6% of class is based on Lawndale’s reporting of shares, as adjusted for stock dividends, held at October 21, 2004, and shares outstanding as of August 28, 2006.

(4)	According to information in the Form 13G Report dated as of August 4, 2004, by Judith A. Sare, Mrs. Sare is deemed to have beneficial ownership of 555,218 shares of common stock, adjusted to reflect the 5% common stock dividend distributed on December 15, 2004 and January 13, 2006. This includes 407,818 shares owned individually by Mrs. Sare and 147,400 shares owned by Mrs. Sare and/or her husband Paul W. Sare. Judith A. Sare is the sister of Bradley O. Smith. The 5.9% of class is based on Mrs. Sare’s reporting of shares, as adjusted for stock dividends, and shares outstanding as of August 28, 2006.

(5)	Shares presented are according to information included in the Form 13G/A Report filed as of December 31, 2005, by Dimensional Fund Advisors Inc. (“Dimensional”), a registered investment advisor. Dimensional is deemed to have beneficial ownership of 552,697 shares of common stock, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, to all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional possesses sole voting and investment power over all such shares. Dimensional disclaims beneficial ownership of all such shares. The 5.9% of class is based on Dimensional’s reporting of shares held at December 31, 2005 adjusted to reflect the 5% common stock dividends distributed on January 13, 2006, and shares outstanding as of August 28, 2006.
Security Ownership of Management
As of August 28, 2006, the following table shows the shares of the Company’s Common Stock beneficially owned (except as noted) by the Named Executives identified in the Compensation Table shown later in this Proxy Statement and all executive officers and directors of the Company as a group:

	Amount and Nature
	of Beneficial
Name of Beneficial Ownership	Ownership		Percent of Class (7)

David W. Hockenbrocht	570,116	(1)	5.9%

Douglas E. Johnson	61,929	(2)	*

Richard L. Langley	99,688	(3)	1.0

Charles A. Stranko	11,853	(4)	*

Michael G. Woods	22,292	(5)	*

All Executive Officers and Directors	3,146,522	(6)	32.5%

*	denotes a percentage of less than 1%

(1)	Includes 99,019 shares, which Mr. Hockenbrocht has the right to acquire pursuant to options exercisable within 60 days. The amount also includes 387,866 shares held by one of the Company’s retirement plans, as to which Mr. Hockenbrocht holds voting and investment power in his capacity as Chief Executive Officer of the Company. Although Mr. Hockenbrocht is a participant in the plan, he disclaims beneficial ownership of the shares held by the plan. Finally, 3,804 shares are included which are held in his name by the Company’s 401(k) plan.

(2)	Includes 42,130 shares, which Mr. Johnson has the right to acquire pursuant to options exercisable within 60 days. Also includes 2,768 shares, which are held in the Company’s 401(k) plan.

(3)	Includes 36,920 shares, which Mr. Langley has the right to acquire pursuant to options exercisable within 60 days. Also includes 2,358 shares, which are held in the Company’s 401(k) plan.

(4)	Includes 9,986 shares, which Mr. Stranko has the right to acquire pursuant to options exercisable within 60 days. Also includes 1,867 shares, which are held in the Company’s 401(k) plan.

(5)	Includes 14,338 shares, which Mr. Woods has the right to acquire pursuant to options exercisable within 60 days.

(6)	Includes 283,225 shares under options held by all executive officers and directors exercisable within 60 days, 13,888 shares which are held in the Company’s 401(k) plan, and 1,032,184 shares held by the John J. Smith Trust of which Bradley O. Smith is co-trustee. Mr. Smith shares voting and investment power over the shares held by the trust.

(7)	Calculation is based on total shares outstanding plus the shares subject to options exercisable within 60 days as described in this Proxy Statement.
The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s equity compensation plans as of June 30, 2006:

Number of securities
	Number of Securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of outstanding	exercise price of	equity compensation
	options, warrants and	outstanding options,	plans (excluding securities
Plan Category	rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	517,070	$7.02	164,484

Equity compensation plans not approved by security holders	—	—	—

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation with the Chairman or Secretary of the Company, at or before the Annual Meeting, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chairman or Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person with adequate notification (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Unless revoked, the shares represented by the enclosed Proxy will be voted at the meeting in accordance with any specification made thereon, if the Proxy is returned properly executed and delivered in time for voting. Unless otherwise specified, the Proxy will be voted “FOR” the election of the three director nominees.
Management does not intend to present, and does not know of anyone who intends to present, any matters at the meeting to be acted upon by the shareowners not referred to in the Notice and this Proxy Statement. If any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

PROPOSAL 1
ELECTION OF DIRECTORS
The following directors, whose terms of office expire at the Annual Meeting, Messrs. James N. DeBoer, David W. Hockenbrocht, and James D. Fast are nominees for election to a three (3) year term expiring in 2009. The following portion of this Proxy Statement contains additional information about these nominees.
A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Company. As such, the three individuals who receive the greatest number of votes cast by the holders of Common Stock will be elected as directors. Shares not voted at the Annual Meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.
It is believed that all three nominees are, and will be at the time of the Annual Meeting, available for election; and, if elected, will serve. However, in the event one or more of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for the balance of the nominees and for such substitute nominee or nominees as the proxy holders may in their discretion select.
Board Recommendations
The Board of Directors recommends a vote FOR the election of each of the three nominees, Messrs. James N. DeBoer, David W. Hockenbrocht, and James D. Fast. Unless otherwise directed by marking the accompanying proxy, the proxy holders named therein will vote FOR the election of the three nominees.
In the following table, the column “Amount and Nature of Beneficial Ownership” relates to common shares of the Company beneficially owned by the directors and nominees as of August 28, 2006, and is based upon information furnished by them.

		Has Served	Amount and
		as a	Nature of
		Director	Beneficial		% of Class
Name and Principal Occupation (1)	Age	Since	Ownership (2)		(2)

Nominees for Election as Directors for Term Expiring in 2009

James N. DeBoer - Of Counsel, as of January 2006, previously Partner, with the law firm of Varnum, Riddering, Schmidt & Howlett, LLP, Grand Rapids, Michigan.	81	1971	9,921	(3)	*

David W. Hockenbrocht - Chief Executive Officer and President of Sparton Corporation, Jackson, Michigan.	71	1978	570,116	(4)	5.9%

James D. Fast - Chief Executive Officer and President of Ionia County National Bank, Ionia, Michigan.	58	2001	6,069	(5)	*

* denotes a percentage of less than 1%.

		Has Served	Amount and
		as a	Nature of
		Director	Beneficial		% of Class
Name and Principal Occupation (1)	Age	Since	Ownership (2)		(2)

Directors Whose Term Expires in 2007

David P. Molfenter - Retired since August 2000, formerly Vice President Command, Control, Communication and Information Systems Segment, Raytheon Systems Company, a high technology company specializing in defense electronics, Fort Wayne, Indiana; December 1997-August 2000. Vice President and General Manager Hughes Aircraft, a defense electronics contractor, December 1995-December 1997.	61	2000	5,826	(6)	*

W. Peter Slusser - President, Slusser Associates, Inc., Investment Banking, New York, New York.	77	1997	5,826	(7)	*

Bradley O. Smith - Chairman of the Board, Sparton Corporation, Jackson, Michigan since October 2000. Private Investor since May 1998. For the preceding 24 years, owner and President of Tracy Products, Inc., an automotive metal stamping company, Ionia, Michigan.	61	1998	1,287,276	(8)	13.3%

Directors Whose Terms Expire in 2008

Richard J. Johns, M.D. - Distinguished Service Professor, Emeritus, since September 2005, previously Professor and Director of Biomedical Engineering, Professor of Medicine, Johns Hopkins University School of Medicine since 1991. Dr. Johns is also a Physician on staff at Johns Hopkins Hospital.	81	2002	4,003	(9)	*

Richard L. Langley - Chief Financial Officer, Senior Vice President and Treasurer of Sparton Corporation, Jackson, Michigan.	61	2001	99,688	(10)	1.0

William I. Noecker - Chairman of Brasco International Inc., an aluminum fabricator, Detroit, Michigan.	57	1999	4,612	(11)	*

*	denotes a percentage of less than 1%.

(1)	Except as noted, the principal occupations referred to have been held by the foregoing nominees and directors for at least five years.

(2)	Unless otherwise indicated by footnote, each director or nominee has sole voting power and owns the shares directly, or shares voting and investment power with his spouse or other family members under joint ownership.

(3)	Includes 4,612 shares, which Mr. DeBoer has the right to acquire pursuant to options exercisable within 60 days.

(4)	Reference is made to note (1) under the heading “Security Ownership of Management” on page 4.

(5)	Includes 4,612 shares, which Mr. James Fast has the right to acquire pursuant to options exercisable within 60 days Mr. Fast is a director of ICNB Financial Corporation. ICNB Financial Corporation is the holding corporation for Ionia County National Bank.

(6)	Includes 4,612 shares, which Mr. Molfenter has the right to acquire pursuant to options exercisable within 60 days.

(7)	Includes 4,612 shares, which Mr. Slusser has the right to acquire pursuant to options exercisable within 60 days. Mr. Slusser is a director of Ampex Corporation, a manufacturer of high performance digital storage equipment and patent licensing and Unigene Laboratories, Inc, a biopharmaceutical company engaged in research, innovation and delivery of small proteins for medical purposes.

(8)	Reference is made to note (1) under the heading “Principal Shareowners” on page 3. Includes 42,553 shares, which Mr. Smith has the right to acquire pursuant to options exercisable within 60 days.

(9)	Includes 3,107 shares, which Dr. Johns has the right to acquire pursuant to options exercisable within 60 days.

(10)	Reference is made to note (3) under the heading “Security Ownership of Management” on page 5.

(11)	Includes 4,612 shares, which Mr. Noecker has the right to acquire pursuant to options exercisable within 60 days.
Independent and Non-Management Directors
The listing requirements of the New York Stock Exchange (NYSE) were amended to require that a majority of the members of a listed company’s board of directors be non-management. The question of non-management and independence is determined with respect to every director pursuant to NYSE rules. The NYSE rules also require that certain committees be composed entirely of independent and non-management directors. The committees covered by this requirement are the Audit, Compensation, and Nominating and Corporate Governance Committees. Based upon NYSE rules, six of the Board’s nine members (assuming election of the directors proposed in this proxy statement), a majority, would be independent and seven would be non-management as of June 30, 2006. All current members of the identified committees are non-management and independent in that those directors do not have a material relationship with the Company directly or as a partner, shareowner or affiliate of an entity that has a relationship with the Company. The Board made its determination of independence based on the fact that none of the independent directors:
•	Is an officer or employee of the Company, its subsidiaries, or its affiliates, or has any current or past material relationship within the Company; or,

•	Has an immediate family member who is an officer of the Company or its subsidiaries or that has any current or past material relationship with the Company; or,

•	Has worked for, consulted with, or received anything of substantial value from the Company aside from his compensation as a Director; or,

•	Is currently, or was within the past three years, employed by the independent auditors for the Company; or,

•	Serves on the compensation committee or the board of directors of any corporation that employs a nominee for Director or a member of their immediate family; or,

•	Is an executive officer of any entity which the Company’s annual sales to or purchases from exceeded one percent of either entity’s annual revenues for the last fiscal year; or,

•	Serves as a director, trustee, executive officer or similar position of a charitable or non-profit organization to which the Company or its subsidiaries made charitable contributions or payments in fiscal year 2006 in excess of two percent of the organization’s charitable receipts.
Independent and Non-Management Directors
James N. DeBoer
James D. Fast
Richard J. Johns, M.D.
David P. Molfenter — Chairman, Nominating and Corporate Governance Committee
William I. Noecker — Chairman, Audit Committee and Lead Independent Director
W. Peter Slusser — Chairman, Compensation Committee
Non-Management Director
Bradley O. Smith — Chairman, Executive Committee and Chairman of the Board
Meetings of Independent and Non-Management Directors
The Independent Directors, as well as Non-Management Directors, schedule meetings in executive sessions without the presence of the Company’s management. An Independent Director is selected to preside over the sessions during that year.
The Independent Directors and the Non-Management Directors each met once during the last fiscal year.
Shareowners wishing to communicate directly with the Independent or Non-Management Directors may send correspondence addressed as follows:

Independent Directors c/o Corporate Secretary Sparton Corporation 2400 E. Ganson St. Jackson, Michigan 49202	Non-Management Directors c/o Corporate Secretary Sparton Corporation 2400 E. Ganson St. Jackson, Michigan 49202
Lead Independent / Non-Management Director
Mr. William I. Noecker has previously been designated by the Independent Directors as the Lead Independent / Non-Management Director. The Lead Independent / Non-Management Director provides leadership to enhance the Board’s effectiveness, preside over meetings of the Independent and Non-Management directors without management present, and serve as a liaison between the Board and management. The Lead Independent / Non-Management Director is responsible for determining when to hold, and who shall preside over, executive sessions held by the Independent and Non-Management directors. Communications from shareowners, employees, or third parties, should these parties desire not to communicate directly with the Board of Directors or management, may be sent to the Lead Independent / Non-Management Director, in care of the Corporate Secretary, using the above address.

Shareowner Communications Policy
Shareowners should communicate with the Board of Directors by sending a letter to the Sparton Board of Directors, c/o the Office of the Corporate Secretary, 2400 East Ganson Street, Jackson, Michigan 49202. The Office of the Corporate Secretary will receive the correspondence and forward it to the director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, harassing, illegal, not reasonably related to Sparton or its business, or similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications (other than a proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal) or to take other appropriate actions with respect to any such inappropriate communications. In addition, the Office of the Corporate Secretary is authorized to forward communications that are clearly more appropriately addressed by other departments, such as customer service or accounting, to the appropriate department. The foregoing instructions by the directors to the office of the Corporate Secretary are subject to change by the directors. Additionally, all communications are available to any director who wishes to review them.
Board and Committee Information
The Board of Directors, which had seven meetings during the past fiscal year, has standing Audit, Compensation, Executive, and Nominating and Corporate Governance Committees.
The Audit Committee met four times during the last fiscal year and consisted of Messrs. William I. Noecker (Chairman), James D. Fast, and David P. Molfenter. This Committee operates under a written charter and oversees auditing, financial reporting and internal control matters. It also selects the firm that Sparton retains as its independent auditors. The Committee consults with the independent auditors and oversees their audit and other work. The Committee also consults with the Chairman of the Board, President, and Senior Vice President-Treasurer and oversees those individuals who review Sparton’s internal controls and compliance with policies. The members of the Audit Committee are independent, as defined under the New York Stock Exchange listing standards. The Board has determined that Mr. Noecker, in addition to being “independent”, is an “audit committee financial expert” as defined in the Security and Exchange Commission’s (SEC) regulation S-K, Item 401(h)(2). The independent auditors have access to the Committee without any other members of management being present. The Audit Committee met with management and the independent auditors before the announcement of earnings each quarter. The Committee also reviewed the annual consolidated financial statements and annual report on Form 10-K and the Audit Committee report in this Proxy Statement before each was filed with the SEC. The functions and qualifications for membership are set forth in its charter, a copy of which is available on the Company’s website.
The Compensation Committee, which held five meetings during the last fiscal year and consisted of Messrs. W. Peter Slusser (Chairman), James N. DeBoer, and David P. Molfenter, monitors the remuneration, including stock options, for the Company’s executive officers.
The Executive Committee, which consisted of Messrs. Bradley O. Smith (Chairman), James N. DeBoer, David W. Hockenbrocht, and William I. Noecker, did not meet during fiscal 2006.
The Nominating and Corporate Governance Committee, which consisted of Messrs. David P. Molfenter (Chairman), James D. Fast and Richard J. Johns M.D., held four meetings last fiscal year. The Committee reviews the makeup of the existing Board of Directors and the tenure of its members, consistent with appropriate principles of corporate governance and applicable regulations. The Committee also considers and recommends candidates for election to the Board consistent with the needs of the Company, regulatory requirements, and the qualifications of the candidates. The Committee has implemented a formal process for consideration of candidates.

The Company’s website address is www.sparton.com. Information provided at the website includes, among other items, the Company’s Corporate Governance Guidelines, current charters for the Audit, Compensation, Nominating and Corporate Governance, and Executive Committees of the Board of Directors, Board committees and their membership, and the Company’s Code of Business Conduct and Ethics.
All directors attended at least 75% of the meetings of the Board and committees on which they serve. In addition, the directors are expected to attend the Annual Shareowners’ Meeting. At the Company’s fiscal 2005 Annual Meeting, eight of the nine directors were in attendance.
Director Qualifications
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate qualities, skills and characteristics desired for Board members in the context of the current make-up of the Board. This assessment includes consideration of the following summary of minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors, as well as the following considerations for the composition of the Board as a whole:
Essential Qualities
•	Relevant and substantial business experience, with an understanding of what is involved in leading a company

•	Sound business instincts and judgment, with the ability to make informed and strategic decisions

•	Professional and personal reputation and integrity consistent with the Company’s Code of Ethics

•	Strong interpersonal skills evidencing the ability to work as part of a group and express views that are both challenging to and supportive of management

•	Commitment and availability to the Company to perform necessary and desired duties, with the ability to accept accountability for their role in Board decisions

•	Genuinely interested in the Company, its business, and its people, with a willingness to remain committed over a period of several years
Board Composition Considerations
•	Strategic mix of directors allowing for diverse expertise and experience fitting the specific needs of the Company, now and anticipated in the future

•	Multiple directors possessing understanding and expertise in the area of accounting and finance

•	Minimum of one director with understanding and experience in legal and/or regulatory matters

•	Multiple directors with specific experience and knowledge of the risks and challenges unique to the industry in which the Company operates

•	Visionaries with the ability to lead, manage change, and assist in the continued growth of the Company

•	Familiarity and ability to relate to, and deal with, the media and various financial markets

These factors and others are considered useful by the Board, and are considered in an assessment of the perceived needs of the Board at a particular point in time.
Process for Identifying and Evaluating Director Nominees
The Board is responsible for selecting its own members. The Board delegates the evaluation, selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and management will be requested to take part in the process as appropriate.
Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. Potential candidates for directors are generally suggested to the committee by current board members and shareowners, and are evaluated at meetings of the committee. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board. The Nominating and Corporate Governance Committee also recommends candidates for the Board’s appointment to the committees of the Board.
Procedure for Recommendation of Director Nominees by Shareowners
The Nominating and Corporate Governance Committee will consider director candidates who are recommended by shareowners of the Company. To recommend a nominee, a shareowner should write to the Company’s Corporate Secretary at 2400 E. Ganson St., Jackson, MI 49202. To be considered by the Committee for nomination and inclusion in the Company’s Proxy Statement for its 2007 Annual Meeting of Shareowners, a shareowner recommendation for a Director must be received by the Company’s Secretary no later than 60 days prior to the Annual Meeting. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate signed consent to be named in the Proxy Statement and to serve as a Director if elected. The Committee may seek additional biographical and background information from any candidate that must be received on a timely basis to be considered by the Committee. Further information regarding shareowner recommendation of director candidates is contained in the Nominating and Corporate Governance Committee Charter, which is available at the Company’s website.
Assuming the appropriate biographical and background material is provided for candidates submitted by shareowners, the Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members. All Directors nominees recommended for election by the shareowners at the 2006 Annual Meeting are current members of the Board. The Committee did not receive any nominations from shareowners for the 2006 Annual Meeting.
Board Compensation
For fiscal 2006, independent directors received an annual base retainer of $8,600. During fiscal 2006, independent directors also received $600 for each regularly scheduled Board meeting attended and the annual meeting, and $500 for each regularly scheduled committee meeting and each special board meeting attended. Non-independent directors are paid $500 for each regularly scheduled board meeting attended and each special meeting of the Board.
In addition to his directors’ fees, which totaled $8,700 in fiscal 2006, Mr. Bradley O. Smith is compensated for services rendered as Chairman of the Board of Directors. Such compensation totaled $69,866 for fiscal 2006.

In addition to his regular director’s fees, which totaled $21,400 in fiscal 2006, Mr. David Molfenter received an additional $1,000 in directors fees in fiscal 2006 for review of the acquisition of Astro Instrumentation, Inc (“Astro”).
Corporate Governance
The Sarbanes-Oxley Act of 2002 was enacted on July 30, 2002. The statute addresses, among other issues, corporate governance, auditing and accounting, executive compensation, and enhanced and timely disclosure of corporate information. In November 2003, the SEC approved new corporate governance rules for the New York Stock Exchange that address director independence and corporate accountability. The changes were designed to allow shareowners to more easily and efficiently monitor the performance of companies and directors.
Sparton’s Board of Directors developed a series of changes to address these new requirements. The Audit Committee revised its charter and adopted a policy for pre-approving all services, audit and non-audit, performed by the Company’s Independent Auditors. In addition, the Board adopted charters for the Compensation, Executive, and Nominating and Corporate Governance Committees. These charters address issues such as independence of the committee members, committee organization and powers, member qualifications, duties and responsibilities, and corporate governance. As of June 30, 2006, all members of the Audit, Compensation, and Nominating and Corporate Governance Committees were independent directors. Copies of the charters for each of these committees are located on the Company’s website. The Company continues to develop and refine its Corporate Governance policies and practices and their place within the Board’s committee structure.
Code of Ethics
“The Sparton Way” governs the actions and working relationships of Sparton employees, officers and directors. “The Sparton Way” endorses the highest level of ethical standards, along with addressing other issues such as corporate opportunities, confidentiality, and the protection and proper use of corporate assets. The Company also updated its long standing Code of Business Conduct and Ethics in light of current regulatory requirements.
To the extent any waiver is granted with respect to the Code of Business Conduct and Ethics that requires disclosure under applicable SEC rules, such waiver will also be posted on the website, as will any amendment that may be adopted from time to time. Sparton’s Shareowner Letters, Annual Report, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and news releases are also available at the website, or are available, without charge, by contacting the Shareowners’ Relations Department at 1-800-248-9579.
Whistleblower Provisions
It is the policy of Sparton Corporation to encourage its employees and other persons to disclose improper activities, and to address complaints alleging acts of reprisal or intimidation resulting from disclosure of improper activities. Individuals wishing to report improper activities may call Sparton’s Whistleblower service at 1-866-393-7585. Activities may be reported anonymously if desired.
Audit Committee Report
The Audit Committee has reviewed and discussed Sparton’s audited consolidated financial statements for the fiscal year ended June 30, 2006, with management and with Sparton’s independent registered public accounting firm (“independent auditors”), BDO Seidman, LLP. Management is responsible for Sparton’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Sparton’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. The Audit Committee has received the written disclosures from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), discussed with BDO Seidman, LLP their independence, and considered the compatibility of non-audit services provided by BDO Seidman, LLP with their independence.
Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended June 30, 2006, be included in Sparton’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.
William I. Noecker, Chairman
James D. Fast
David P. Molfenter
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
Relationship with Independent Auditors
The Audit Committee appoints the independent auditors for Sparton. In addition to performing the audit of the Company’s consolidated financial statements, BDO Seidman, LLP provided various other services during fiscal 2006. The Audit Committee has considered the provision of all non-audit services performed by BDO Seidman, LLP during fiscal 2006 with respect to maintaining auditor independence. The Audit Committee reviewed and pre-approved all professional services requested of, and performed by, BDO Seidman, LLP. The Pre-Approval Policy for audit and non-audit services was included as an appendix to the Company’s 2003 Proxy Statement. The aggregate fees billed for fiscal 2006 and 2005 for each of the following categories of services are set forth below.
Pursuant to the Pre-Approval Policy, the Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee, and such services are considered approved through the next annual review. The Audit Committee revises the list of pre-approved services from time to time based on subsequent determinations. The Audit Committee may delegate pre-approval authority to one or more of the members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Fiscal 2006
Audit Fees — The aggregate fees of BDO Seidman, LLP for professional services rendered for the audit of Sparton’s annual consolidated financial statements for the fiscal year ended June 30, 2006, and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year, were $246,000.
Audit-related Fees — The aggregate audit-related fees of BDO Seidman, LLP for professional services rendered, primarily for the audit of the Company’s employee benefit plans and consulting and related assistance regarding the acquisition of Astro, for the fiscal year ended June 30, 2006, were $47,000.
Tax Fees — The aggregate fees of BDO Seidman, LLP for tax services, preparation and review, rendered for the fiscal year ended June 30, 2006, were $68,000.

All Other Fees — There were no fees for other services billed by BDO Seidman, LLP for the fiscal year ended June 30, 2006, and there were no Financial Information Systems Design and Implementation services provided.
Fiscal 2005
Audit Fees — The aggregate fees of BDO Seidman, LLP for professional services rendered for the audit of Sparton’s annual consolidated financial statements for the fiscal year ended June 30, 2005, and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year, were $221,000.
Audit-related Fees — The aggregate audit-related fees of BDO Seidman, LLP for professional services rendered, primarily for the audit of the Company’s employee benefit plans, for the fiscal year ended June 30, 2005, were $24,000.
Tax Fees — The aggregate fees of BDO Seidman, LLP for tax services, preparation and review, rendered for the fiscal year ended June 30, 2005, were $50,000.
All Other Fees — There were no fees for other services billed by BDO Seidman, LLP for the fiscal year ended June 30, 2005, and there were no Financial Information Systems Design and Implementation services provided.
Auditor Independence
The Audit Committee is required to consider the independence of BDO Seidman, LLP when engaging the firm to perform audit-related and other services. In 2006, it was determined by the Committee that audit-related and other services provided and the fees paid for those services were compatible with maintaining the independence of BDO Seidman, LLP.
Vote Required and Recommendation
At a meeting on August 30, 2006, the Audit Committee of the Board of Directors took action to approve the retention of the accounting firm of BDO Seidman, LLP as the independent auditors for Company for the fiscal year ending June 30, 2007. Subsequently, the Board made the decision to seek shareowner ratification of this action.
In order to be adopted, this proposal must be approved by the holders of a majority of the outstanding shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareowners do not ratify the appointment of BDO Seidman, LLP, our Board of Directors will consider the selection of other auditors.
Board Recommendation
The Board of Directors recommends that shareowners vote “FOR” the ratification of the selection of BDO Seidman, LLP.
Representatives of BDO Seidman, LLP, the Company’s independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

COMPENSATION OF EXECUTIVE OFFICERS
The following tables provide certain data and information on the compensation of the Company’s Chief Executive Officer and its four most highly compensated executive officers (other than the CEO) whose annual salary and bonus exceeded $100,000 (collectively referred to as the “Named Executives”). The following report addresses the Company’s compensation policies and programs for the fiscal year ended June 30, 2006, the details of which are reflected in the tables set forth in the following pages of this Proxy Statement. The Company’s and the Board’s policies and practices pertaining to the compensation of executive officers and management have been in effect for a number of years.
Compensation Committee Report
The decisions on the compensation of the Company’s executive officers are monitored by the Board’s Compensation Committee. This Committee is composed of three independent, non-management directors; Messrs. W. Peter Slusser (Chairman), James N. DeBoer and David P. Molfenter.
The Company has long-established policies and practices intended to compensate its salaried employees in a manner that will enable the Company to attract, retain and motivate them to accomplish corporate goals and objectives. These policies and practices encourage management to remain dedicated to maximize long-term shareowner value.
The Company’s compensation program has several elements: cash compensation (including salary and incentive bonus), incentive stock options, defined benefit and defined contribution retirement plans. Reflective of the Company’s goals of relating compensation to corporate performance, the incentive bonus compensation plan permits certain executive officers and certain key management employees to earn additional compensation if return on capital employed (ROCE) is in excess of established goals. During the past fiscal year, there were no bonuses awarded, as the ROCE plan performance goals were not realized. The performance goals for the incentive bonus compensation plan, ROCE, are reviewed annually by the Compensation Committee, and the Committee’s recommendations are reported to the Board of Directors for their review. Upon the recommendations of the Committee, bonuses may be paid in addition to or in lieu of bonuses earned under the annual incentive bonus plan based on the Committee’s evaluation of the employee’s individual performance, level of responsibility and experience. During the past fiscal year, no discretionary bonuses were paid.
The Committee members use the same procedures described above in setting the annual salary, bonus, and incentive stock option grants for David W. Hockenbrocht, the Company’s Chief Executive Officer and President. These Committee members evaluate the performance of Mr. Hockenbrocht annually based on both the Company’s financial performance, and the extent to which the strategic and business goals established for the Company are met. Mr. Hockenbrocht’s annual base salary for the fiscal year ended June 30, 2006, was $330,750. Based on the Committee’s review, it was determined that the CEO’s compensation was reasonable. Mr. Hockenbrocht does not have an employment agreement with the Company or other agreement that provides for the payment of additional compensation in the event of a change in control of the Company or in the event of his severance from the Company. However, Mr. Hockenbrocht is eligible, as are the other officers and salaried employees of the Company, to participate in the Company’s salaried employees severance program. The Company’s severance program provides severance pay equal to one week’s pay per year of service, to a maximum of twelve weeks of severance pay.
W. Peter Slusser, Chairman
James N. DeBoer
David P. Molfenter

EXECUTIVE COMPENSATION
Summary Compensation Table
The Summary Compensation Table shows certain compensation information for the Named Executives for services rendered in all capacities during the fiscal years ended June 30, 2006, 2005, and 2004:

	Fiscal	Annual		Long-term	All Other
Name and Principal Position	Year	Compensation(1)		Compensation(2)	Compensation
				Securities
				Underlying
		Salary	Bonus	Options

David W. Hockenbrocht -	2006	$330,750	$-0-	-0-	$8,536	(3)
Chief Executive Officer and	2005	330,750	64,241	21,000	10,500	(4)
President	2004	330,750	-0-	-0-	9,197	(5)

Douglas E. Johnson -	2006	179,088	-0-	-0-	4,753	(6)
Chief Operating Officer and	2005	172,956	46,271	10,500	4,415	(6)
Executive Vice President	2004	170,409	-0-	-0-	4,128	(6)

Richard L. Langley -	2006	154,678	-0-	-0-	6,927	(7)
Chief Financial Officer, Senior	2005	146,305	38,546	10,500	7,714	(8)
Vice President, and Treasurer	2004	143,237	-0-	-0-	6,433	(9)

Charles A. Stranko -	2006	114,192	-0-	-0-	3,426	(6)
Vice President International	2005	111,888	16,060	-0-	3,357	(6)
Business Development and	2004	111,690	-0-	-0-	3,323	(6)
Vice President Sparton Technology, Inc.

Michael G. Woods -	2006	115,805	-0-	-0-	7,510	(6)
Senior Vice President	2005	102,820	14,674	5,250	6,897	(6)
	2004	93,368	-0-	-0-	4,614	(6)

(1)	Perquisites and other personal benefits, securities, or property for the Named Executives for the fiscal years did not exceed the lesser of $50,000, or 10% of the total annual salary and bonus.

(2)	Option information reflects adjustments resulting from the 5% stock dividends distributed on February 18, 2003, December 19, 2003, December 15, 2004, and January 13, 2006, as applicable.

(3)	Directors’ fee of $3,000 plus Company contribution to defined contribution benefit plan of $5,536.

(4)	Directors’ fees of $4,000 plus Company contribution to defined contribution benefit plan of $6,500.

(5)	Directors’ fees of $3,000 plus Company contribution to defined contribution benefit plan of $6,197.

(6)	Company contributions to the employee’s defined contribution benefit plan.

(7)	Directors’ fees of $3,000 plus Company contribution to defined contribution benefit plan of $3,927.

(8)	Directors’ fees of $4,000 plus Company contribution to defined contribution benefit plan of $3,714.

(9)	Directors’ fees of $3,000 plus Company contribution to defined contribution benefit plan of $3,433.
Options Granted in Last Fiscal Year
No stock options were granted to the Named Executives during fiscal 2006.
Option/SAR Exercises and Holdings
The following table sets forth information, with respect to the Named Executives, concerning the exercise of stock options or stock appreciation rights (“SARs”) during the year and unexercised options held at June 30, 2006. There were no SAR’s held as of June 30, 2006:
AGGREGATED OPTION/SAR EXERCISES IN
LAST FISCAL YEAR AND FISCAL YEAR-END
OPTION/SAR VALUES

			Number of Securities		Value of Unexercised in the
			Underlying Unexercised		Money Options at
			Options at Fiscal Year-End(1)		Fiscal Year-End(1)(2)
	Shares
	Acquired on	Value
Name	Exercise	Realized	Exerciseable	Unexerciseable	Exerciseable	Unexerciseable

David W. Hockenbrocht	46,306	$244,495	91,422	26,241	$235,249	$16,246

Douglas E. Johnson	11,576	73,855	39,851	10,154	101,627	3,441

Richard L. Langley	40,518	252,485	34,642	10,443	87,406	3,918

Charles A. Stranko	—	—	8,467	1,808	23,114	2,771

Michael G. Woods	7,376	41,158	12,819	5,745	31,411	2,771

(1)	Option information has been adjusted for the 5% stock dividend distribution on January 13, 2006.
(2)	The value of unexercised options reflects the increase in market value of the Company’s Common Stock from the date of grant through June 30, 2006, when the closing price of the Company’s stock was $8.50 per share. The value actually realized upon exercise by the Named Executives will depend on the value of the Company’s Common Stock at the time of exercise.
Retirement Programs
The Company maintains a defined benefit retirement plan for U.S. employees of the Company, excluding the employees of the recently acquired Astro Instrumentation, Inc. (previously and hereafter referred to as Astro), which provides for monthly pensions following retirement. During the past year, no cash contribution was made by the Company to the plan as in the judgment of the Company’s independent actuaries, the pension plan was fully funded. The plan provides a basic benefit of $2.25 per month for each year of credited service up to a maximum of $90 per month. In addition, for those participants who contributed 5% of their monthly compensation (excluding bonuses) per month, the plan provides for an additional monthly pension amount equal to 1 1/2% of the participant’s final five-year average monthly compensation (excluding bonuses) times the participant’s years of contributory credited service to a maximum of 30 years. Effective April 1, 2000, the Company amended its defined benefit retirement plan to determine benefits by a cash balance formula. Under the cash balance formula, each participant has a benefit equal to their cash balance account which is credited yearly with 2% of their salary, as well as the interest earned on their previous year-end cash balance. Service under the Company’s prior salary-based formula was frozen as of March 31, 2000, and the benefit formula amended to calculate the monthly pension based upon the participant’s five-year average earnings as defined.
The following table shows the estimated annual retirement benefits, payable under the prior salary-based formula, in specified remuneration and service classifications upon normal retirement at age 65 (or June 30, 2006, if the individual is currently age 65 or older). The benefits shown are not subject to any deduction for Social Security or other offset amounts. The maximum amount of annual compensation allowed to be included in determining final average compensation has been limited by Federal statute to $220,000 for 2006. This amount is subject to future adjustment by the Internal Revenue Service.

Final 5-Year Average
Annual Earnings
(Excludes Bonuses)	Years of Contributory and Credited Service at Age 65
	5	10	15	20	25

$ 60,000	$4,635	$9,270	$13,905	$18,540	$23,175

80,000	6,135	12,270	18,405	24,540	30,675

100,000	7,635	15,270	22,905	30,540	38,175

120,000	9,135	18,270	27,405	36,540	45,675

140,000	10,635	21,270	31,905	42,540	53,175

160,000	12,135	24,270	36,405	48,540	60,675

180,000	13,635	27,270	40,905	54,540	68,175

200,000	15,135	30,270	45,405	60,540	75,675

205,000	15,510	31,020	46,530	62,040	77,550

210,000	15,885	31,770	47,655	63,540	79,425

220,000	16,635	33,270	49,905	66,540	83,175

The following Named Executives have years of contributory credited service under the plan as of June 30, 2006, as follows:

Officers	Years of Contributory Credited Service

David W. Hockenbrocht	22.25

Douglas E. Johnson	11.75

Richard L. Langley	13.75

Charles A. Stranko	—

Michael G. Woods	—

In addition to benefits payable under the prior salary-based formula of the defined benefit plan described in the immediately foregoing table, benefits are available under the cash balance formula. Estimated lump sum benefits equal to their cash balance account under the cash balance pension plan upon retirement at age 65 (or June 30, 2006, if the individual is currently age 65 or older) for Messrs. Hockenbrocht, Johnson, Langley, Stranko and Woods are, $28,875, $63,550, $37,104, $100,979 and $0 respectively, assuming each Named Executive receives no pay increase and cash balances are credited with interest at a rate of 6% per annum. It should be noted that the amount payable to Mr. Hockenbrocht is lower than the other Named Executives as he has attained age 65. In addition, Mr. Woods is a Canadian citizen and does not participate in the above pension plan. Mr. Woods is covered under the Canadian retirement plan.
The Company also maintains a 401(k) defined contribution plan for its U.S. employees, excluding Astro. The Company’s matching contribution is 50% of a participants’ cash contribution of up to 6% of their wages. The Company’s matching cash contribution is directed to be invested in Sparton Common Stock. Contributions paid on behalf of the Named Executives are detailed in the Summary Compensation Table.
The Company also has a defined contribution plan for its Canadian employees. Canadian based salaried employees participate in a profit sharing program whereby the Company pays the greater of a) 8% of the net profits of the Canadian facility before taxes, but not greater than 8% of the total earnings of the members of the plan or b) 1% of the earnings of the participants in the plan. Canadian based hourly employees participate in a collectively bargained pension plan whereby the Company contributes $0.45 per hour, up to 2,080 hours, for each employee.
Astro, the Company’s recently acquired subsidiary, maintains a separate 401(k) defined contribution plan, to which no contributions were made by the Company.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership to the Securities and Exchange Commission (SEC). Officers, directors, and greater than 10% shareowners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons, during the fiscal year ended June 30, 2006, the Company believes that all filing requirements applicable to its officers and directors were complied with.
Performance Graph
The following is a line-graph presentation comparing cumulative, five-year shareowner returns, on an indexed basis, of the Company’s Common Stock with that of a broad market index (S&P 500 Composite Index) and a more specific industry index, the Electronics Component of the NASDAQ. The comparison assumes a $100 investment on June 30, 2001, and the reinvestment of dividends.

Comparison of Five-Year Cumulative Total Return Among Sparton Corporation,
S&P 500 Index, and NASDAQ Industry Indexes (Index June 30, 2001 = 100)

	For the Fiscal Years ended June 30,
	2001	2002	2003	2004	2005	2006
Sparton Corporation	100	130	132	141	166	151
S&P500 Index	100	82	82	98	104	113
NASDAQ - Electronic Components	100	59	63	83	73	69
CERTAIN RELATIONSHIPS AND TRANSACTIONS
Mr. David W. Hockenbrocht is a member of the Board of Directors of Cybernet Systems, Inc. (Cybernet). The Company receives the Director’s fee for the Board meetings attended by Mr. Hockenbrocht. The Company owns 14% of Cybernet’s outstanding common stock.
SHAREOWNER PROPOSALS — 2007 ANNUAL MEETING
Shareowner proposals intended to be included in the Proxy Statement and the Proxy for the 2007 Annual Meeting of Shareowners of the Company must be received by the Company not later than May 31, 2007, at its principal executive offices, 2400 East Ganson Street, Jackson, Michigan 49202, Attention: Corporate Secretary. Shareowner proposals to be presented at the 2007 Annual Meeting which are not to be included in the Company’s Proxy Statement must be received by the Company at this address no later than August 14, 2007.
By Order of the Board of Directors

JOSEPH S. LERCZAK,
Secretary
Dated: September 28, 2006

Annual Meeting of Shareholders
October 25, 2006, 10:00 a.m. local time
Walter F. Ehrnfelt Recreation & Senior Complex
18100 Royalton Road, Strongsville, Ohio

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,
SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:
Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606
IMPORTANT
Please complete both sides of the PROXY CARD, sign, date,
detach and return in the enclosed envelope.
DETACH PROXY CARD HERE

This proxy, when properly executed, will be voted in the manner directed hereinby the undersigned shareholder and as described in the Proxy Statement. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE LISTED DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2009 AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE CORPORATION.

VOTER CONTROL NUMBER ABOVE NAME HERE

COMMON

Dated

(Please sign here)

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

TO VOTE BY MAIL
To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.
TO VOTE BY TELEPHONE
Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
     1. Read the accompanying Proxy Statement.
     2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
     3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be completed and submitted prior to Monday, October 23, 2006, at 11:59 P.M. Central Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail
TO VOTE BY INTERNET
Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
     1. Read the accompanying Proxy Statement.
     2. Visit our Internet voting Site at http://www.illinoisstocktransfer.com and follow the instructions on the screen.
     3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be completed and submitted prior to Monday, October 23, 2006, at 11:59 P.M. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.
If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

REVOCABLE PROXY

SPARTON CORPORATION
COMMON

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPARTON CORPORATION
Bradley O. Smith, David W. Hockenbrocht and Joseph S. Lerczak, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of the Shareholders of SPARTON CORPORATION on October 25, 2006, at 10:00 a.m. local time, and any and all adjournments thereof, and to vote thereas as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

1.	The Board of Directors recommends a vote “FOR” each of the below listed Director nominees for terms expiring in 2009.

	James N. DeBoer	01	☐ FOR	☐ ABSTAIN

	David W. Hockenbrocht	02	☐ FOR	☐ ABSTAIN

	James D. Fast	03	☐ FOR	☐ ABSTAIN

2.	The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP as independent auditors for the Corporation.
			☐ FOR	☐ ABSTAIN

3.	To transact such other business as may properly come before the meeting or at any adjournments thereof.

IMPORTANT THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

(to be signed on the other side)

Annual Meeting of Shareholders
October 25, 2006, 10:00 a.m. local time
Walter F. Ehrnfelt Recreation & Senior Complex
18100 Royalton Road, Strongsville, Ohio

You can vote in one of three ways: 1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,
SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:
Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606
IMPORTANT
Please complete both sides of the PROXY CARD, sign, date,
detach and return in the enclosed envelope.
DETACH PROXY CARD HERE

This proxy, when properly executed, will be voted in the manner directed hereinby the undersigned shareholder and as described in the Proxy Statement. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE LISTED DIRECTOR NOMINEES FOR TERMS EXPIRING IN 2009 AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE CORPORATION.

VOTER CONTROL NUMBER ABOVE NAME HERE

401k

Dated

(Please sign here)

Please sign your name as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing.

TO VOTE BY MAIL
To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.
TO VOTE BY TELEPHONE
Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
     1. Read the accompanying Proxy Statement.
     2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
     3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be completed and submitted prior to Monday, October 23, 2006, at 11:59 P.M. Central Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
If You Vote By TELEPHONE Please Do Not Return Your Proxy Card By Mail
TO VOTE BY INTERNET
Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
     1. Read the accompanying Proxy Statement.
     2. Visit our Internet voting Site at http://www.illinoisstocktransfer.com and follow the instructions on the screen.
     3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be completed and submitted prior to Monday, October 23, 2006, at 11:59 P.M. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.
If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

REVOCABLE PROXY

SPARTON CORPORATION
401k

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPARTON CORPORATION
Bradley O. Smith, David W. Hockenbrocht and Joseph S. Lerczak, and each of them, are hereby appointed proxies of the undersigned with full power of substitution, to represent the undersigned at the Annual Meeting of the Shareholders of SPARTON CORPORATION on October 25, 2006, at 10:00 a.m. local time, and any and all adjournments thereof, and to vote thereas as designated on this Proxy, all the shares of said Corporation which the undersigned would be entitled to vote if personally present.

1.	The Board of Directors recommends a vote “FOR” each of the below listed Director nominees for terms expiring in 2009.

	James N. DeBoer	01	☐ FOR	☐ ABSTAIN

	David W. Hockenbrocht	02	☐ FOR	☐ ABSTAIN

	James D. Fast	03	☐ FOR	☐ ABSTAIN

2.	The Board of Directors recommends a vote “FOR” the ratification of the appointment of BDO Seidman, LLP as independent auditors for the Corporation.
			☐ FOR	☐ ABSTAIN

3.	To transact such other business as may properly come before the meeting or at any adjournments thereof.

IMPORTANT THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.

(to be signed on the other side)